Exhibit 99.1

1 May/June 2019 Investor Presentation

2 Safe Harbor During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Forward - looking statements are only predictions and are not guarantees of performance . These statements are based on management’s beliefs and assumptions, which in turn are based on currently available information . Important assumptions include, among others, those regarding demand for Company services, expansion of service offerings geographically or through new or expanded service lines, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions . These assumptions could prove inaccurate . Forward - looking statements also involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward - looking statement . Many of these factors are beyond our ability to control or predict . Such factors include an accident at one of our facilities, incidents resulting from the handling of dangerous substances, the loss or failure to renew significant contracts, competition in our markets, adverse economic conditions, our compliance with applicable laws and regulations, the realization of anticipated benefits from acquired operations, our ability to perform under required contracts, limitations on our available cash flow as a result of our indebtedness, liabilities arising from our participation in multi - employer pension plans, cyber security threats, unanticipated changes in tax rules and regulations, loss of key personnel, a deterioration in our labor relations or labor disputes, our ability to pay dividends or repurchase stock, anti - takeover regulations, stock market volatility, our access to insurance, surety bonds and other financial assurances, our litigation risk not covered by insurance, the replacement of non - recurring event projects, our ability to permit and contract for timely construction of new or expanded disposal space, renewals of our operating permits or lease agreements with regulatory bodies, our ability or the timing of reconstructing and receiving regulatory approvals for the reopening of the Grand View, Idaho treatment facility, the timing or amount of insurance recoveries associated with the reconstruction and business interruption losses for the Grand View, Idaho treatment facility, our access to cost - effective transportation services, lawsuits, our implementation of new technologies, fluctuations in foreign currency markets and foreign affairs . Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission (the “SEC”), we are under no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . You should not place undue reliance on our forward - looking statements . Although we believe that the expectations reflected in forward - looking statements are reasonable, we cannot guarantee future results or performance . Before you invest in our common stock, you should be aware that the occurrence of the events described in the “Risk Factors” section in this report could harm our business, prospects, operating results, and financial condition .

3 US Ecology Overview Vision: To be the premier provider of comprehensive environmental services. • Fully Integrated North American Environmental Services Provider • $11 Billion Hazardous Waste Market • $1 Billion Radioactive Waste • $14 Billion Field and Industrial Services • Highly Regulated Industry • Strategic Landfill Assets and Permitted Facilities • Broad Geographic Reach • Industry Expertise and Execution Track Record • Diverse, Blue Chip Customer Base across a Broad Range of Industries • High Proportion of Recurring Revenue Limits Cyclicality • Meaningful Operating Leverage • Strong Balance Sheet • Commitment to Health, Safety and the Environment • Drivers: Regulation, Industrial Economy, Government/ Superfund • Pipeline of Organic Growth Initiatives • Pursue Selective High Quality Strategic Acquisitions $25 Billion (1) Environmental Services Industry Considerable Barriers to Entry Positioned for Growth Strong Operational and Financial Metrics (1) Source: Environmental Business Journal, Volume XXIX October 2016

History and Growth

US Ecology has six decades of experience, adding new sites and expanding its unique and comprehensive mix of environmental services



Founded as Nuclear Engineering Company
1952
1962
America's first licensed LLRW disposal facility (Beatty, NV)
1965
America's second LLRW disposal facility (Richland, WA) opened
First hazardous waste services facility opened (Sheffield, IL)
1968
Opened Beatty, NV hazardous waste disposal cells
1970
1973
Opened Robstown, TX hazardous waste disposal cells
1975
1976
The Resource Conservation & Recovery Act (RCRA) and Toxic Substances Control Act (TSCA) was passed
American Ecology Corp. IPO
1984
Grand View, ID facility acquired
2001
2005
2007
Upgraded infrastructure at Texas, Nevada and Idaho; Added rail fleet
Thermal recycling services opened
2008
Changed name to US Ecology, Inc.
2010
Stablex facility acquired
Dynecol Acquired
2012
2014
EQ Acquired; US Ecology is nationwide; Field & Industrial Services added
Divested Allstate PowerVac
2015
Acquired facilities: Tilbury, ON Vernon, CA
2016
2018
ES&H Dallas and Midland Acquired; Emergency & Spill Response Services added
Ecoserve Industrial Disposal LLC Acquired

4
Unequaled service. Solutions you can trust.

5 Broad Scope of Environmental Services Retail Hazardous Waste Logistics Industrial Cleaning & Maintenance In - Plant Total Waste Management Terminal Services Petroleum Services Airport Environmental Services Remediation & Construction Emergency Response Household Hazardous Waste Collection Lab - Pack TSDFs / Brokers Other Environmental Services Companies Truck & Rail Services Treatment, Storage & Disposal Facilities (“TSDFs”) Wastewater Treatment Facilities Mobile Recycling Operation Hazardous Landfill Solvent Recycling Oil Recycling Incineration Fuel Blending Non - Haz Landfill Cement Kiln Waste - to - Energy Sourcing from Intermediaries Direct Sourcing Waste Generation Services Transfer, Storage & Treatment Disposa l Infrastructure Support LTL Logistics (1) Source: Environmental Business Journal, Volume XXIX October 2016

6 Hazardous Waste is Generated by Diverse End Markets Acids, Caustics, Heavy Metals, Emission Control Dust, Plant Process Waters and Sludges Industry Vertical/Source Example Waste Streams Drilling Waste, Mercury, Crucible Waste, NORM Refinery Tank Bottoms and Catalysts Unused Household Chemicals, Off - Spec Retail Products, Laboratory Chemicals PCB Transformers, Power Plant Decommissioning Wastes PCBs. Hazardous and Radioactive Wastes from DOD, Superfund, EPA and other agencies Manufacturing (Chemical, General and Metal) % 2018 T&D Revenues 45% 7% 3% 11% Other Industries 13% 2% Containerized Waste from Various Industries 13% Contaminated Soils from Clean - Up Projects and On - going Waste from Pipeline and Terminal Operations Remediation and Transportation 6% Refining Government Utilities Mining, E&P Exploration Broker/TSDF

7 US Ecology Focuses on the Most Complex Waste Streams Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 7

8 (4) Mexico Canada (2) (2) United States Treatment & Recycling (23) Disposal Sites (5 Haz, 1 Radioactive (Class A, B, C) Service Centers (15) Headquarters Retail Satellites (13) Acquire Valuable Assets to Create a National TSDF Footprint Expand Permits and Services to Broaden Capabilities Invest in Infrastructure to Diversify Business Model and Increase Flexibility Support Customer Needs and Execute on Growth Initiatives Transformation into a Leading Provider of Comprehensive Environmental Services Dynecol ENVIRONMETAL SERVICES INC e VOQUA Vernon A Decade of Progress ES & H of Dallas

9 Provides hazardous and non - hazardous materials management services at Company - owned treatment and disposal facilities Services include waste disposal, treatment, recycling and transportation Key assets include: ― Hazardous waste landfills ― Commercially licensed radioactive waste landfill ― Treatment and Recycling facilities 9 Field Services: Provides packaging, collection and waste management solutions at customer sites and our 10 - day storage facilities as well as emergency and spill response Small Quantity Generation (“SQG”) ― Retail Services ― LTL Collection ― Lab pack ― Household Hazardous Waste (“HHW”) Total Waste Management Transportation and Logistics Remediation Industrial Services: Provides specialty cleaning, maintenance and excavation services at customers’ industrial sites as well as emergency response services and transportation. Cost center providing sales and administrative support across segments Segment Overview 1 See definition and reconciliation of Adjusted EBITDA and adjusted earnings per diluted share on pages 34 - 42 of this presentation Revenue: $400.7 million ( 71%) Adjusted EBITDA 1 : $ 160.5 million Adjusted EBITDA Margin: 40% Environmental Services (“ES”) Field & Industrial Services (“FIS”) Corporate 2018 Statistics for ES Revenue: $165.3 million ( 29%) Adjusted EBITDA 1 : $ 18.5 million Adjusted EBITDA Margin: 11% 2018 Statistics for FIS Adjusted EBITDA 1 : ($54.3 million) 2018 Statistics for Corporate

10 Coast to Coast Disposal Network ■ Facilities Positioned throughout North America • 5 Haz / Non - Haz Landfills (All Co - Located with Treatment) • 1 Radioactive Waste Landfill (Class A, B, C) ■ Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions ■ Broad Range of Permits and Acceptance Criteria ■ Infrastructure to Support High Volume Transfer ■ Rail and Truck Access Idaho (Grand View) Washington (Richland) Radioactive Landfill Michigan (Belleville) Nevada (Beatty) Texas (Robstown) Stablex (Quebec - Blainville)

Long-lived Facilities with Significant Capacity

Location	Total Acreage	Permitted Airspace (Cubic Yards)	Non-Permitted Airspace (Cubic Yards)	Estimated Life (Years)	Services Provided
Beatty, Nevada	480	8,139,634	-	35	Hazardous and non-hazardous industrial, RCRA, TSCA and certain NRC-exempt (NORM) radioactive waste
Robstown, Texas	873	10,422,212	-	44	Hazardous and non-hazardous industrial, RCRA, PCB remediation and certain NRC-exempt (LARM and NORM/NARM) radioactive waste. Rail transfer station
Grand View, Idaho	1,411	10,221,577	18,100,000	213	Hazardous and non-hazardous industrial, RCRA, TSCA, and certain NRC-exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station
Belleville, Michigan	455	11,494,787	-	34	Hazardous and non-hazardous industrial, RCRA, TSCA, and certain NRC-exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station
Blainville, Québec, Canada	350	5,190,912	-	20	Inorganic hazardous liquid and solid waste and contaminated soils. Direct rail access
Richland, Washington	100	61,702	-	37	LLRW disposal facility accepts Class A, B, and C commercial LLRW, NORM/NARM and LARM waste
Total		45,530,825	18,100,000		

11 US ecology | Unequaled service. Solutions you can trust.

12 Large Treatment Network ■ Facilities throughout the Northeast, Midwest, West, South and Gulf regions ■ Five co - located with disposal facilities ■ Ability to manage a wide range of liquid and solid waste streams ■ Broad range of de - characterization and de - listing capabilities ■ State - of - the - art air handling 16 Treatment Facilities Located at Landfills • Idaho • Michigan • Nevada • Quebec • Texas Standalone • Michigan (2) • Ohio • Penn. • Illinois • Alabama • Oklahoma • Florida • Ontario • California • Texas Michigan (Detroit) Treatment / Stabilization and WWT Ohio, Penn. and Illinois Liquid and Solid Waste Treatment Nevada (Beatty) Treatment / Stabilization

13 Recycling ■ Seven recovery / recycling operations in the Gulf, Midwest, Northeast and Southern Regions ■ Market Oriented Solutions: ▪ Thermal Desorption – Oil / Catalyst Recovery ▪ Solvent Distillation – Airline De - icing, Other Solvents ▪ Mobile Distillation – On - site Solvent Recovery for Manufacturing facilities in the South and Midwest ▪ Selective Precipitation – Valuable Metals Recovery Resource Recovery Glycol & NMP Solvent Recycling (MI) Two Airport Recovery Sites (MN & PA) Texas (Robstown) Thermal Recycling North Carolina (Mt. Airy) Mobile Solvent Recovery – South & Midwest Pennsylvania (York) Ohio (Canton) Selective Precipitation Metals Recovery

14 Event Business Leverages Recurring Base Business Assets Base Business % of 2018 T&D Revenue Key Drivers Project Examples Overall industrial production and regulatory environment for hazardous waste Multi - site long term contracts, plant maintenance activities Commercial activity including redevelopment and plant expansions, liability cleanup, environmental enforcement, government funding On - going industrial processes that regularly generate waste Multi - year contract with USACE Large site cleanups spanning a few days to multiple years with total volumes greater than 1,000 tons 80% 20% Contract Structure Typically 1 - year in length, with renewal provisions and pricing escalators Typically exclusive contracts for certain types of services Contractual terms can vary depending on the project Event Business Processes waste at pre - determined prices Small cleanups with volumes of less than 1,000 tons

15 50% 56% 59% 61% 65% 60% 71% 75% 81% 78% 80% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 ES Base T&D ES Event T&D ES Transportation % ES Base/Recurring Building Our Recurring Revenue Focus on Growing Base Business ■ Continued investment to grow base treatment & disposal (T&D) • Lean/Focused sales • Hybrid broker/Direct channel • Permit modifications • Infrastructure expansion ■ Positioned for event business (“Surge Capacity”) Note: Reflects the T&D revenue associated with acquisitions on an “as reported” basis. EQ Acquisition Stablex Acquisition

16 Field Services Remediation Management of remedial construction projects from start to finish Retail End - to - end management of retail hazardous waste programs Transportation & Logistics Transport of waste from point of generation to ultimate disposal Lab Pack Small quantity chemical management services LTL / HHW Household hazardous waste collection and Less - than - truckload container management Managed Services Outsourced management, tracking and reporting all waste streams for generators Small Quantity Generator Services Other Field Services

17 Organic & Inorganic Growth Opportunities Build on Robust Waste Handling Infrastructure Leverage Regulatory Expertise Provide Unequalled Customer Service Generate Sustainable Increases in EPS and Cash Flow Focus on High Value Waste Streams Build base business Increase win rate on clean - up project pipeline Drive volumes to profit from inherent operating leverage Target high margin, niche waste streams Develop new markets and services; cross - sell Expand current permit capabilities Seek new permits for service expansion Capitalize on evolving regulatory environment Take advantage of cross - border, import - export expertise Introduce new treatment technologies Maximize throughput at all facilities Utilize transportation assets Expand thermal recycling Investing in our IT Systems Customer - centric focus Listening to customers is critical to success Identify innovative and technology - driven solutions for customer challenges Disciplined Buy or Build Strategy Expand disposal network, customer base and geographic footprint Invest in services that drive growth and margin to Environmental Services Business Select greenfield opportunities Preserve flexibility Execute on Marketing Initiatives

18 Financial Overview

19 ($ in Millions) Revenue Growth (YoY) $201 $504 $566 $131 $0 $100 $200 $300 $400 $500 $600 $700 2013 2014 2015 2016 2017 2018 2019 Total Company (cont. ops.) Divested Business Revenue 19% 122% 23% - 5% (1) Based on YoY comparison excluding APV Revenue Trends $410 $37 $504 $59 $478 $447 $563 2019 Guidance Range $583 $627 5% (1) 12% YTD Q1’19

20 ($ in Millions) $32 $38 $26 $49 $50 $8 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2013 2014 2015 2016 2017 2018 2019 Total Company (cont. ops.) Divested Business Net Income Net Income & Adj. EBITDA (1) See definition and reconciliation of Adjusted EBITDA and Pro Forma adjusted EBITDA on pages 34 - 42 of this presentation (2) Based on 2015, 2016, 2017 & 2018 margins (includes $2.2 million, $ 637,000, $500,000 and $748,000 of business development expenses, respectively) (3) Includes an income tax benefit of approximately $23.8 million related to tax reform $71 $114 $125 $24 $0 $25 $50 $75 $100 $125 $150 2013 2014 2015 2016 2017 2018 2019 Total Company (cont. ops.) Divested Business $ 104 $ 120 ($ in Millions) Adj. EBITDA (1) 24% 22% 24% Adj. EBITDA Margin (2) 35% 2019 Guidance Range $135 $34 $109 $125 (3) 23% $113 22% $145 YTD Q1’19 YTD Q1’19

21 Strong Free Cash Flow Cash on hand: $16.1 million Net Borrowing’s outstanding: $320.0 million Free Cash Flow (1) ($ in Millions) $28 $43 $32 $39 $45 $41 $16 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 2013 2014 2015 2016 2017 2018 2019 $45 $50 2019 Guidance Range Future growth and stable operations Attractive Dividend $0.72 - Yield ~ 1.3% Cash and Debt (as of 3/31/19) (1) Free cash flow is calculated as net cash provided by operating activities less purchases of property and equipment net of insurance proceeds from damaged property and equipment. See reconciliation on page 39 and 43. YTD Q1’19

22 2018 Financial Review Total revenue of $565.9 million, up 12% from $504.0 million in 2017 ― ES revenue of $400.7 million, up 9% from $366.3 million in 2017 ▪ 7% increase in T&D revenue; 18% increase in transportation ― FIS revenue of $165.3 million, up 20% from $137.7 million in 2017 Gross profit of $170.1 million, up 11% from $153.1 million in 2017 ― ES gross profit of $147.5 million, up from $135.0 million in 2017 ▪ T&D margin of 42%, up from 40% in 2017 ― FIS gross profit of $22.6 million, up from $18.2 million in 2017 SG&A of $92.3 million compared with $84.5 million in 2017 ― Higher labor and incentive compensation, professional consulting services and bad debt expenses ― SG&A declined as a percent of revenue Operating income of $74.1 million, up 24% from $59.8 million in 2017 Net interest expense of $11.9 million, down from $18.1 million for 2017 ― $5.5 million write - off of deferred financing costs in April 2017 and a lower interest rate Net income of $49.6 million, or $2.25 per diluted share, compared with $49.4 million, or $2.25 per diluted share, for 2017 Adjusted EPS 1 of $ 2.28 per diluted share compared with $ 1.74 per diluted share for 2017 Pro Forma Adjusted EBITDA 1 of $125.4 million, up 10% from $114.3 million for 2017 22 71% 29% 2018 Revenue by Segment ES FIS 73% 27% 2017 Revenue by Segment ES FIS 1 See definition and reconciliation of adjusted earnings per diluted share and adjusted EBITDA on pages 34 - 42 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8 - K

23 23 2018 Financial Review Percent Change 2018 2017 2018 vs. 2017 Chemical Manufacturing 17% 17% 9% Metal Manufacturing 16% 16% 4% Broker / TSDF 13% 13% 8% General Manufacturing 12% 13% -2% Refining 11% 11% 1% Government 7% 6% 19% Utilities 3% 4% -10% Transportation 3% 2% 13% Waste Management & Remediation 3% 3% 12% Mining and E&P 2% 3% -25% Other 13% 12% 11% Base Event Chemical Manufacturing 13% 5% Metal Manufacturing 5% -2% Broker / TSDF 9% -45% General Manufacturing 4% -69% Refining 7% -31% Government 17% 20% Utilities -12% -8% Transportation 25% -58% Waste Management & Remediation 9% 18% Mining and E&P -6% -89% Other 9% 20% Environmental Services T&D Revenue by Industry Percent of Total Environmental Services T&D Revenue by Industry % Change - 2018 vs. 2017

24 Q1 - 19 Financial Review Total revenue $131.0 million , up 9% compared with $120.1 million last year ES revenue $92.3 million compared to $86.5 million in prior year • 7% higher treatment and disposal revenue – Base business up 8% compared to Q1 - 18 – Event business down 1% compared Q1 - 18 – Excluding Idaho, Base up 13% and Event up 8% • 6 % higher transportation revenue FIS revenue $38.7 million, up 15% from $33.6 million in prior year • Reflects acquired field and industrial services group based out of Dallas, TX and Midland, TX • Organic growth in Transportation, Industrial Services and Emergency Response business lines

25 Q1 - 19 Financial Review (in thousands) Environmental Services Field & Industrial Services Total Environmental Services Field & Industrial Services Total Treatment & Disposal Revenue 77,713$ 2,796$ 80,509$ 72,710$ 2,646$ 75,356$ Service Revenue: Transportation and Logistics 14,619 7,093 21,712 13,761 5,651 19,412 Industrial Services - 6,016 6,016 - 3,879 3,879 Small Quantity Generation - 8,189 8,189 - 8,327 8,327 Total Waste Management - 8,714 8,714 - 10,222 10,222 Remediation - 1,726 1,726 - 2,190 2,190 Emergency Response - 3,046 3,046 - 642 642 Other - 1,125 1,125 - 31 31 Total Revenue 92,332$ 38,705$ 131,037$ 86,471$ 33,588$ 120,059$ Three Months Ended March 31, 2019 2018

26 Q1 - 19 Financial Review Percent Change Q1 '19 Q1 '18 Q1 '19 vs. Q1 '18 Metal Manufacturing 16% 14% 17% Chemical Manufacturing 15% 13% 23% Broker / TSDF 15% 13% 17% General Manufacturing 13% 12% 5% Refining 10% 11% -8% Government 7% 5% 30% Transportation 4% 3% 58% Utilities 3% 4% -1% Waste Management & Remediation 2% 4% -50% Mining and E&P 2% 2% 13% Other 13% 19% -19% Base Event Metal Manufacturing 19% -40% Chemical Manufacturing -6% 168% Broker / TSDF 18% -100% General Manufacturing 4% 137% Refining 1% -44% Government 19% 38% Transportation 26% 6048% Utilities 39% -24% Waste Management & Remediation -27% -100% Mining and E&P -16% 1588% Other 5% -75% Environmental Services T&D Revenue by Industry Percent of Total Environmental Services T&D Revenue by Industry % Change - Q1 '19 vs. Q1 '18

27 Gross profit of $35.2 million, down 1% from $35.7 million in Q1 - 18 • ES gross profit of $31.6 million , down from $32.5 million in Q1 - 18 – T&D margin of 39%, consistent with Q1 - 18 • FIS gross profit of $3.7 million , up from $3.2 million in Q1 - 18 – FIS margin of 10%, consistent with Q1 - 18 SG&A of $20.3 million compared with $ 22.2 million in Q1 - 18 • $4.7 million benefit from property insurance recoveries • Excluding property insurance recoveries, SG&A would have been up 12% as a result of higher labor cost and intangible asset amortization Operating income of $14.9 million , up 11% from $13.4 million in Q1 - 18 Net interest expense of $ 3.8 million, up from $2.8 million in Q1 - 18 • Higher borrowings in Q1 - 19 and higher interest rates on variable portion of credit facility Net income of $8.0 million, or $ 0.36 per diluted share, compared with $9.2 million, or $0.42 per diluted share, in Q1 - 18 Adjusted EPS 1 of $ 0.22 per diluted share compared with $ 0.35 per diluted share in Q1 - 18 Adjusted EBITDA 1 of $23.6 million, down 4% from $24.5 million in Q1 - 18 27 Q1 - 19 Financial Review 1 See definition and reconciliation of adjusted earnings per diluted share and adjusted EBITDA on pages 34 - 42 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8 - K

28 Financial Policy Overview Acquisition Strategy Conservative and targeted approach to acquisitions, centering around treatment and disposal assets and complementary services Focused on filling in service gaps across the value chain and leveraging core competencies to service generators of regulated and specialty waste Company continues to evaluate acquisitions on an opportunistic basis Organic Growth Strategy Generate sustainable increases in revenues, earnings and free cash flow by executing on marketing initiatives, leveraging regulatory expertise, building on the Company’s robust waste handling infrastructure Continued integration of T&D and services will augment and sustain growth Target Capital Structure Target leverage of mid - 3x for the right strategic opportunity Absent large M&A opportunities, continue to de - lever and reach 2.0x total leverage Dividend & Share Repurchase Policy ECOL’s dividend policy is reviewed annually by the board of directors who approves levels based on free cash flow and ongoing cash needs Company does not anticipate any changes to its existing dividend policy or payout at this time $25 million share repurchase program was extended in June 2018 and will remain in effect through June 2020. No changes to the current policy are expected at this time

29 29 Financial Position & Cash Flow Metrics Net borrowings on credit agreement = $320.0 million Working capital = $86.7 million YTD cash generated from operations = $18.5 million YTD capital expenditures = $7.2 million YTD payments on long - term debt = $30.0 million YTD dividends paid = $4.0 million YTD free cash flow 1 = $16.3 million 1 See reconciliation of free cash flow on page 43 of this presentation (in thousands) March 31, 2019 December 31, 2018 Assets Current Assets: Cash and cash equivalents 16,120$ 31,969$ Receivables, net 127,970 144,690 Other current assets 19,680 18,009 Total current assets 163,770 194,668 Long-term assets 769,562 753,230 Total assets 933,332$ 947,898$ Liabilities and Stockholders’ Equity Current Liabilities: Accounts payable, accrued liabilities, income taxes payable 56,908$ 70,515$ Deferred revenue 10,441 10,451 Current portion of closure and post-closure obligations 2,214 2,266 Short-term borrowings 2,118 - Other current liabilities 5,358 - Total current liabilities 77,039 83,232 Long-term debt 334,000 364,000 Long-term closure and post-closure obligations 76,842 76,097 Other liabilities 81,959 65,352 Total liabilities 569,840 588,681 Stockholders’ Equity 363,492 359,217 Total liabilities and stockholders' equity 933,332$ 947,898$ Working Capital 86,731$ 111,436$ Selected Cash Flow Items: 2019 2018 Net cash provided by operating activities 18,524$ 28,830$ Free cash flow 1 16,301$ 21,272$ Three Months Ended March 31,

30 30 2019 Business Outlook Underlying business conditions remain strong across segments, service offerings and geographies Strong organic growth expected 2018 acquisitions expected to be additive to growth Idaho facility expected to resume the majority of operations by third quarter Business interruption Insurance recoveries anticipated beginning in second quarter Guidance from February 2019 Reaffirmed: ― Adjusted EBITDA expected to range from $135 million to $145 million ▪ Reflects growth of up to 16% over 2018 Pro Forma adjusted EBITDA ▪ Inclusive of $3 million to $5 million negative impact from Idaho operations ▪ Acquired operations to add approximately $13 million of adjusted EBITDA ― A djusted earnings per diluted share to range from $2.09 to $ 2.41

31 31 2019 Business Outlook Revenue expected to range from $583 to $627 million • ES Segment: $408 to $438 million • Base Business growth at upper end of 3 - 5% range • Event Business outlook unchanged; Strong pipeline supports strong growth outlook • Idaho facility expected to resume the majority of operations by third quarter • FIS Segment: $175 to $189 million • Momentum continues with new bid opportunities and implementation of 2018 wins Other Guidance Metrics: • Capital expenditures reaffirmed at $55 to $60 million ▪ 40% on new landfill construction ▪ 25% on high ROIC capital projects ▪ 35% on maintenance capital and other • Full year D&A expected to be $47 million • Interest expense expected to be $16 million • Full year tax rate expected at 27% • Free cash flow expected between $45 and $50 million, up 10 - 23%

32 Experienced Management Team with Proven Ability to Execute Valuable Landfill Position within the Industry Broad Set of Blue Chip Customers from a Wide Range of Industries Strong Cash Flow Highly Strategic Assets and Broad Geographic Reach US Ecology Investment Highlights High Proportion of Recurring Revenue Limiting Cyclicality Highly Regulated Industry that Requires Expertise

33 Appendix

34 US Ecology reports adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance . Because adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies . Items excluded from adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow are significant components in understanding and assessing financial performance . Adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow should not be considered in isolation or as an alternative to, or substitute for, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity . Adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP . 34 Non - GAAP Financial Measures

35 Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense/benefit, depreciation, amortization, share - based compensation, accretion and non - cash adjustments of closure and post - closure liabilities, foreign currency gain/loss, property insurance recoveries, non - cash impairment charges related to goodwill and intangible assets, non - cash property and equipment impairment charges and other income/expense, which are not considered part of usual business operations . Pro Forma Adjusted EBITDA The Company defines Pro Forma adjusted EBITDA as adjusted EBITDA (see definition above) plus business development expenses incurred during the period . We believe Pro Forma adjusted EBITDA is helpful in understanding our business and how it relates to our 2019 guidance which does not include business development expenses . Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income adjusted for the impact of discrete income tax adjustments, the impact of tax reform, the after - tax impact of the non - cash write - off of deferred financing fees related to our former credit agreement, the after - tax impact of property insurance recoveries, non - cash property and equipment impairment charges, the after - tax impact of business development expenses, the after - tax impact of the gain on the issuance of a property easement , the after - tax impact of non - cash impairment charges related to goodwill and intangible assets and foreign currency gains or losses, divided by the number of diluted shares used in the earnings per share calculation . The discrete income tax adjustments relate to the implementation of tax planning strategies that resulted in one - time favorable adjustments to prior year income tax returns . The non - cash write - off of deferred financing fees relates to the write - off of the remaining unamortized fees associated with our former credit agreement which was refinanced in April 2017 . Property and equipment impairment charges excluded from the earnings per diluted share calculation are related to the Company’s write - off of the net book value of damaged or destroyed property and equipment as a result of the accident at our Grand View, Idaho facility in November of 2018 while property insurance recoveries relate to payments received for the insured value of the damaged or destroyed property and equipment as a result of the accident . Impairment charges related to goodwill and intangible assets are related to the Company’s assessment of goodwill and intangible assets associated with its mobile recycling business in 2018 and airport recovery business in 2017 . The easement gain relates to the issuance of an easement on a small portion of owned land at an operating facility which should not hinder our future use . Business development expenses relate to costs incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses . The foreign currency gains or losses excluded from the earnings per diluted share calculation are partially related to unrealized gains or losses primarily associated with intercompany loans between our Canadian subsidiaries and the U . S . parent which have been established as part of our tax and treasury management strategy . These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period . Foreign currency gains or losses also include realized gains and losses associated with the settlement of transactions denominated in a foreign currency . We believe excluding the impact of these items from earnings per diluted share provides meaningful information to investors regarding the operational and financial performance of the Company . Free Cash Flow The Company defines free cash flow as net cash provided by operating activities less purchases of property and equipment, net of insurance proceeds received from damaged property and equipment . 35 Non - GAAP Financial Measures - Definitions

36 36 Financial Results: 2018 vs. 2017 1 Includes pre - tax Business Development expenses of $748,000 and $500,000 for the year ended December 31, 2018 and 2017, respectively. (in thousands, except per share data) 2018 2017 $ Change % Change Revenue $ 565,928 $ 504,042 $ 61,886 12.3% Gross profit 170,094 153,127 16,967 11.1% SG&A 1 92,340 84,466 7,874 9.3% Impairment charges 3,666 8,903 (5,237) -58.8% Operating income 1 74,088 59,758 14,330 24.0% Interest expense, net (11,915) (18,095) 6,180 -34.2% Foreign currency gain 55 516 (461) -89.3% Other income 2,630 791 1,839 232.5% Income before income taxes 64,858 42,970 21,888 50.9% Income tax expense (benefit) 15,263 (6,395) 21,658 -338.7% Net income $ 49,595 $ 49,365 $ 230 0.5% Earnings per share: Basic $ 2.27 $ 2.27 $ - 0.0% Diluted $ 2.25 $ 2.25 $ - 0.0% Shares used in earnings per share calculation: Basic 21,888 21,758 Diluted 22,047 21,902 Year Ended December 31,

37 37 Financial Results: 2018 vs. 2017 1 Includes pre - tax Business Development expenses of $748,000 and $500,000 for the year ended December 31, 2018 and 2017, respectiv ely. (in thousands) 2018 2017 $ Change % Change Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation Net income 49,595$ 49,365$ Income tax expense (benefit) 15,263 (6,395) Interest expense, net 11,915 18,095 Foreign currency gain (55) (516) Other income (2,630) (791) Depreciation and amortization 29,207 28,302 Amortization of intangibles 9,645 9,888 Stock-based compensation 4,366 3,933 Accretion and non-cash adjustments of closure & post-closure obligations 3,707 3,026 Impairment charges 3,666 8,903 Adjusted EBITDA 1 124,679$ 113,810$ 10,869$ 9.6% Business development expenses 748 500 Pro Forma adjusted EBITDA 125,427$ 114,310$ 11,117$ 9.7% Adjusted EBITDA by Operating Segment: Environmental Services 160,526$ 146,371$ 14,155 9.7% Field & Industrial Services 18,456 14,709 3,747 25.5% Corporate 1 (54,303) (47,270) (7,033) 14.9% Total 124,679$ 113,810$ 10,869$ 9.6% Year Ended December 31,

Financial Results: 2018 vs. 2017

(in thousands, except per share data)	Year Ended December 31,							
	2018				2017			
Adjusted Earnings Per Share Reconciliation	Income before income taxes	Income tax	Net income	per share	Income before income taxes	Income tax	Net income	per share
As reported	$ 64,858	$ (15,263)	$ 49,595	$ 2.25	$ 42,970	$ 6,395	$ 49,365	$ 2.25
Adjustments:								
Plus: Impairment charges	3,666	-	3,666	0.17	8,903	-	8,903	0.41
Less: TX land easement gain	(1,990)	512	(1,478)	(0.07)	-	-	-	-
Less: Discrete income tax adjustments	-	(2,146)	(2,146)	(0.10)	-	-	-	-
Less: Impact of tax reform	-	-	-	-	-	(23,778)	(23,778)	(1.08)
Plus: Non-cash write-off of deferred financing fees related to former credit agreement	-	-	-	-	5,461	(1,972)	3,489	0.16
Plus: Business development expenses	748	(202)	546	0.03	500	(181)	319	0.01
Foreign currency gain [(1)]	(55)	15	(40)	-	(516)	186	(330)	(0.01)
As adjusted	$ 67,227	$ (17,084)	$ 50,143	$ 2.28	$ 57,318	$ (19,350)	$ 37,968	$ 1.74
Shares used in earnings per diluted share calculation			22,047				21,902	

(1) In the first quarter of 2019, the Company conformed the amount of the foreign currency gains or losses included in the calculation of adjusted earnings per diluted share with the amount of the foreign currency gains or losses included in the calculation of adjusted EBITDA and Pro forma adjusted EBITDA. In previous quarters only non-cash translation gains or losses were included in the calculation of adjusted earnings per diluted share while total foreign currency gains or losses were included in the calculation of adjusted EBITDA and Pro forma adjusted EBITDA. The calculation of adjusted earnings per diluted share for 2018 and 2017 has been updated to include total foreign currency gains resulting in a $0.04 reduction to 2018 adjusted earnings per diluted share and a $0.02 increase to 2017 adjusted earnings per diluted share from what was previously reported in our earnings releases for the years ended December 31, 2018 and December 31, 2017.

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39 39 Free Cash Flow: 2018 vs. 2017 (in thousands) 2018 2017 Free Cash Flow Reconciliation Net cash provided by operating activities 81,485$ 79,703$ Purchases of property and equipment (40,757) (36,240) Insurance proceeds from damaged property and equipment - 1,313 Free Cash Flow 40,728$ 44,776$ Year Ended December 31,

40 40 Financial Results: Q1 - 19 vs. Q1 - 18 1 Includes pre - tax business d evelopment expenses of $141,000 and $11,000 for the three months ended March 31, 2019 and 2018, respectively. (in thousands, except per share data) 2019 2018 $ Change % Change Revenue $ 131,037 $ 120,059 $ 10,978 9.1% Gross profit 35,241 35,671 (430) -1.2% SG&A 1 20,305 22,232 (1,927) -8.7% Operating income 1 14,936 13,439 1,497 11.1% Interest expense, net (3,823) (2,785) (1,038) 37.3% Foreign currency loss (139) (14) (125) n/m Other income 110 2,123 (2,013) -94.8% Income before income taxes 11,084 12,763 (1,679) -13.2% Income tax expense 3,041 3,520 (479) -13.6% Net income $ 8,043 $ 9,243 $ (1,200) -13.0% Earnings per share: Basic $ 0.37 $ 0.42 $ (0.05) -11.9% Diluted $ 0.36 $ 0.42 $ (0.06) -14.3% Shares used in earnings per share calculation: Basic 21,987 21,801 Diluted 22,197 21,957 Three Months Ended March 31,

41 41 Financial Results: Q1 - 19 vs. Q1 - 18 1 Includes pre - tax business d evelopment expenses of $141,000 and $ 11,000 for the three months ended March 31 , 2019 and 2018, respectively . (in thousands) 2019 2018 $ Change % Change Adjusted EBITDA / Pro Forma Adjusted EBITDA Reconciliation Net income 8,043$ 9,243$ Income tax expense 3,041 3,520 Interest expense, net 3,823 2,785 Foreign currency loss 139 14 Other income (110) (2,123) Property and equipment impairment charges 25 - Depreciation and amortization 8,125 6,605 Amortization of intangibles 2,811 2,302 Share-based compensation 1,222 1,068 Accretion and non-cash adjustments of closure & post-closure obligations 1,125 1,074 Property insurance recoveries (4,653) - Adjusted EBITDA 1 23,591$ 24,488$ (897)$ -3.7% Business development expenses 141 11 Pro Forma Adjusted EBITDA 23,732$ 24,499$ (767)$ -3.1% Adjusted EBITDA by Operating Segment: Environmental Services 35,260$ 34,672$ 588 1.7% Field & Industrial Services 2,554 2,345 209 8.9% Corporate 1 (14,223) (12,529) (1,694) 13.5% Total 23,591$ 24,488$ (897)$ -3.7% Three Months Ended March 31,

Financial Results: Q1'19 vs. Q1'18

(in thousands, except per share data)	Three Months Ended March 31, 2019				2018			
Adjusted Earnings Per Share Reconciliation	Income before income taxes	Income tax	Net income	per share	Income before income taxes	Income tax	Net income	per share
As reported	$ 11,084	$ (3,041)	$ 8,043	$0.36	$ 12,763	$ (3,520)	$ 9,243	$0.42
Adjustments:								
Less: Property insurance recoveries	(4,653)	1,277	(3,376)	(0.15)	-	-	-	-
Plus: Property and equipment impairment charges	25	-	25	-	-	-	-	-
Plus: Business development expenses	141	(39)	102	-	11	(3)	8	-
Less: TX land easement gain	-	-	-	-	(1,990)	549	(1,441)	(0.07)
Foreign currency loss (1)	139	(38)	101	0.01	14	(4)	10	-
As adjusted	$ 6,736	$ (1,841)	$ 4,895	$ 0.22	$ 10,798	$ (2,978)	$ 7,820	$ 0.35
Shares used in earnings per diluted share calculation			22,197				21,957	

(1) In the first quarter of 2019, the Company conformed the amount of the foreign currency gains or losses included in the calculation of adjusted earnings per diluted share with the amount of the foreign currency gains or losses included in the calculation of adjusted EBITDA and Pro forma adjusted EBITDA. In previous quarters only non-cash translation gains or losses were included in the calculation of adjusted earnings per diluted share while total foreign currency gains or losses were included in the calculation of adjusted EBITDA and Pro forma adjusted EBITDA. The calculation of adjusted earnings per diluted share for the first quarter of 2018 has been updated to include total foreign currency losses resulting in a $0.01 reduction of adjusted earnings per diluted share from what was previously reported in our earnings release for the three months ended March 31, 2018.

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43 43 Free Cash Flow: Q1 - 19 vs. Q1 - 18 (in thousands) 2019 2018 Free Cash Flow Reconciliation Net cash provided by operating activities 18,524$ 28,830$ Purchases of property and equipment (7,223) (7,558) Insurance proceeds from damaged property and equipment 5,000 - Free Cash Flow 16,301$ 21,272$ Three Months Ended March 31,